                                                                    Exhibit 99.2

================================================================================

                                                        Monthly Operating Report
     -------------------------------------
       CASE NAME:     EyeCorp, Inc.                             ACCRUAL Basis

       CASE NUMBER:   00-30748-RCM

       JUDGE:
     -------------------------------------


                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                DALLAS DIVISION

                          MONTH ENDING: June 30, 2000



 I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCURAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF
   THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS KNOWLEDGE.




     RESPONSIBLE PARTY:

   /s/ Karen G. Nicolaou                                   Secretary
---------------------------------------      -----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE



       Karen G. Nicolaou                                   7/20/2000
---------------------------------------      -----------------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                         DATE



     PREPARER:


   /s/ Juliet C. Markovich                       Corporate Accounting Manager
---------------------------------------      -----------------------------------
    ORIGINAL SIGNATURE OF PREPARER                           TITLE




          Juliet C. Markovich                             7/20/2000
---------------------------------------      -----------------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                        DATE

================================================================================


                    CASH IN CONSOLIDATION ACCOUNT PRG, INC.

                              PAGE: 1 OF 1 PAGES

====================================================================================================================

                                                                          Monthly Operating Report
     --------------------------------
     CASE NAME: EYECORP, INC.
                                                                               ACCRUAL BASIS-1
     CASE NUMBER:   00-30748-RCM
     --------------------------------

     --------------------------------
        COMPARATIVE BALANCE SHEET
               UNAUDITED                                         ******** AMOUNTS ARE UNAUDITED *******
     ----------------------------------------------------------------------------------------------------------
                                            SCHEDULE      JAN  FEB MAR   APR      MAY           JUNE
     ASSETS                                  AMOUNT    *
     ----------------------------------------------------------------------------------------------------------
       1    UNRESTRICTED CASH                  141,789                                142,575       146,010
     ----------------------------------------------------------------------------------------------------------
       2    RESTRICTED CASH                          -                                      -             -
     ----------------------------------------------------------------------------------------------------------
       3    TOTAL CASH                         141,789                                142,575       146,010
     ----------------------------------------------------------------------------------------------------------
       4    ACCOUNTS RECEIVABLE (NET)                -                                      -             -
     ----------------------------------------------------------------------------------------------------------
       5    INVENTORY                                -                                      -             -
     ----------------------------------------------------------------------------------------------------------
       6    NOTES REC (SEE SCHEDULE)         1,643,762                              1,636,605     1,633,940
     ----------------------------------------------------------------------------------------------------------
       7    PREPAID EXPENSES                    79,760                                 79,760        79,760
     ----------------------------------------------------------------------------------------------------------
       8    OTHER (ATTACH LIST)              2,794,112                              2,795,248     2,809,167
     ----------------------------------------------------------------------------------------------------------
       9    TOTAL CURRENT ASSETS             4,659,422                              4,654,188     4,668,876
     ----------------------------------------------------------------------------------------------------------
      10    PROPERTY, PLANT & EQUIPMENT        307,283                              5,172,812     5,172,812
     ----------------------------------------------------------------------------------------------------------
      11    LESS: ACCUM DEPRECATION                  -                             (2,099,983)   (2,099,983)
     ----------------------------------------------------------------------------------------------------------
      12    NET PROPERTY, PLANT & EQUIP        307,283                              3,072,828     3,072,828
     ----------------------------------------------------------------------------------------------------------
      13    DUE FROM INSIDERS                        -                                      -             -
     ----------------------------------------------------------------------------------------------------------
      14    OTHER ASSETS                             -                                      -             -
     ----------------------------------------------------------------------------------------------------------
      15    OTHER (ATTACH LIST)              3,476,462                                      -             -
     ----------------------------------------------------------------------------------------------------------
      16    TOTAL ASSETS                     8,443,168                              7,727,017     7,741,704
     ==========================================================================================================
     POSTPETITION LIABILITIES
     ------------------------------------              --------------------------------------------------------
      17    ACCOUNTS PAYABLE                                                                -             -
     ------------------------------------              --------------------------------------------------------
      18    TAXES PAYABLE                                                                   -             -
     ------------------------------------              --------------------------------------------------------
      19    NOTES PAYABLE                                                                   -             -
     ------------------------------------              --------------------------------------------------------
      20    PROFESSIONAL FEES                                                               -             -
     ------------------------------------              --------------------------------------------------------
      21    SECURED DEBT                                                                    -             -
     ------------------------------------              --------------------------------------------------------
      22    OTHER (ATTACH LIST)                                                           125           250
     ------------------------------------              --------------------------------------------------------
      23    TOTAL POSTPETITION LIABILITIES                                                125           250
     ==========================================================================================================
     PREPETITION LIABILITIES
     ----------------------------------------------------------------------------------------------------------
      24    SECURED DEBT                             -                                      -             -
     ----------------------------------------------------------------------------------------------------------
      25    PRIORITY DEBT                       73,584                                 73,534        73,534
     ----------------------------------------------------------------------------------------------------------
      26    UNSECURED DEBT                       6,916                                  6,966         7,026
     ----------------------------------------------------------------------------------------------------------
      27    OTHER (ATTACH LIST)                      -                                      -             -
     ----------------------------------------------------------------------------------------------------------
      28    TOTAL PREPETITION LIABILITIES       80,500                                 80,500        80,560
     ----------------------------------------------------------------------------------------------------------
      29    TOTAL LIABILITIES                   80,500                                 80,625        80,810
     ==========================================================================================================
     EQUITY
     ----------------------------------------------------------------------------------------------------------
      30    PREPETITION OWNERS EQUITY        8,362,668                              7,648,971     7,678,037
     ----------------------------------------------------------------------------------------------------------
            POSTPETITION CUMULATIVE PROFIT
      31    OR (LOSS)                                                                   2,580        17,142
     ---------------------------------------           --------------------------------------------------------
            DIRECT CHARGES TO EQUITY
      32    (ATTACH EXPLANATION)
     ----------------------------------------------------------------------------------------------------------
      33    TOTAL EQUITY                     8,362,668                              7,646,392     7,660,894
     ----------------------------------------------------------------------------------------------------------
            TOTAL LIABILITIES & OWNERS
      34    EQUITY                           8,443,168                              7,727,017     7,741,704
     ----------------------------------------------------------------------------------------------------------
====================================================================================================================

          * The balances reported in the "Schedule Amount" column represent the "estimated value of the debtors interest in property, without deducting any secured claim or exemption." The balances in the monthly columns represent EyeCorp's historical cost basis in the asset, net of any allowance for the impairment of the asset.

                              PAGE: 1 OF 1 PAGES

------------------------------------------------------                                    DETAIL SCHEDULE
 CASE NAME: EYECORP, INC.                                                                 ACCRUAL BASIS 1

 CASE NUMBER:   00-30748-RCM                                                MONTH:                   JUNE 2000
------------------------------------------------------
                                                                                     **** AMOUNTS ARE UNAUDITED ****
  ITEM                                                          SCHEDULE
   NO                         DESCRIPTION                        AMOUNT       JAN    FEB    MAR  APR     MAY            JUN
----------------------------------------------------------------------------------------------------------------------------------
    6   NOTES RECEIVABLE
        ----------------------------------------------

               CRIGLER                                              28,000                                   28,000         28,000
               GLAZER                                              135,823                                  135,823        135,823
               GRAY                                                 48,794                                   48,794         48,794
               HORA                                                  6,293                                    6,293          6,293
               HORA                                                 44,776                                   44,776         44,776
               JONES                                                40,650                                   40,650         40,650
               MOTHERSHED                                          171,324                                  171,324        171,324
               MOTHERSHED                                            2,036                                    1,994          1,994
               MOTHERSHED                                            6,515                                    5,933          5,637
               NUCKLES                                              60,777                                   60,777         60,777
               RAMOS                                                34,967                                   34,967         34,967
               SCOTT                                                31,195                                   31,195         31,195
               SHUM                                                 17,960                                   17,960         17,960
               VITREORETINAL FOUNDATION, PLLC                    1,282,183                                1,282,183      1,282,183
              DECLARK                                                3,188                                    3,188          3,188
              BURCH                                                 15,803                                   15,803         15,803
              FRANKLIN PARK EYE CENTER                              49,732                                   49,732         49,732
              RITACCA                                               34,660                                   34,660         34,660
              CARO                                                 192,841                                  192,841        192,841
              BOSTICK                                              128,638                                  128,638        128,638
              OHIO ALLIANCE                                        150,923                                  150,923        150,923
              SHUM                                                   3,589                                    3,589          3,589
              BAKER                                                 17,678                                   15,841         15,841
              BETER                                                  8,915                                    7,474          6,752
              BETER                                                 27,565                                   24,310         22,663
              GLAZER                                               110,000                                  110,000        110,000
              REMKE                                                102,248                                  102,248        102,248
              RANDLE                                                16,950                                   16,950         16,950
              MOTHERSHED                                            17,549                                   17,549         17,549
              DICKSON OPTICAL                                        9,694                                    9,694          9,694
              DICKSON OPTICAL                                       50,300                                   50,300         50,300
              DICKSON OPTICAL                                      188,023                                  188,023        188,023
              SITES                                                  8,924                                    8,924          8,924
              SITES                                                  7,360                                    7,360          7,360
                                                              -------------                              --------------------------
            TOTAL NOTES RECEIVABLE                               3,055,873                                3,048,716      3,046,050
            ESTIMATED RESERVE AMOUNT                            (1,412,111)                              (1,412,111)    (1,412,111)
                                                              -------------                              --------------------------
            ESTIMATED NET PRINCIPAL BALANCE                      1,643,762                                1,636,605      1,633,940
                                                              =============                              ==========================

                              PAGE: 1 OF 3 PAGES

------------------------------------------------------                                    DETAIL SCHEDULE
 CASE NAME: EYECORP, INC.                                                                 ACCRUAL BASIS 1

 CASE NUMBER:   00-30748-RCM                                                MONTH:                   JUNE 2000
------------------------------------------------------
                                                                                     **** AMOUNTS ARE UNAUDITED ****
  ITEM                                                          SCHEDULE
   NO                         DESCRIPTION                        AMOUNT       JAN    FEB    MAR  APR     MAY            JUN
----------------------------------------------------------------------------------------------------------------------------------

    7   PREPAID EXPENSES
        ---------------------------------------------

             CLOUGH & DOUGHERTY, PLLC - RETAINER                    12,500                                   12,500         12,500
             DAVID SEGERS - RETAINER                                 7,260                                    7,260          7,260
             ANDREWS & KURTH - RETAINER                             45,000                                   45,000         45,000
             WATKINS & EAGER, PLLC - RETAINER                        5,000                                    5,000          5,000
             JACKSON WALKER, LLP - PREAID RENT                      10,000                                   10,000         10,000
                                                              -------------                              -------------------------
            TOTAL PREPAID EXPENSES                                  79,760                                    79,760        79,760
                                                              =============                              =========================

    8   OTHER CURRENT ASSETS
        ----------------------------------------------

      2 CASH IN CONSOLIDATION ACCOUNT  PRG, INC.                 2,707,001                                 2,707,001     2,707,001

        WC LINE OF CREDIT ADVANCE PER PRVISION OF
         MANAGEMENT SERVICE AGREEMENTS
              1310 VITALE                                           24,275                                    24,275        24,275
              2413 COLEMAN                                          32,887                                    32,887        32,887
                                                              -------------                              -------------------------
              TOTAL WC LINE OF CREDIT ADVANCED                      57,162                                    57,162        57,162
              ESTIMATED RESERVE AMOUNT                             (45,730)                                  (45,730)      (45,730)
                                                              -------------                              -------------------------
              ESTIMATED NET PRINCIPAL BALANCE                       11,432                                    11,432        11,432

              ACCRUED INTEREST ON NOTES RECEIVABLE                  75,679                                    76,815        90,733
                                                              -------------                              -------------------------
            TOTAL OTHER CURRENT ASSETS                           2,794,112                                 2,795,248     2,809,166
                                                              =============                              =========================


   14   OTHER ASSETS NET OF AMORTIZATION
        ----------------------------------------------

              INVESTMENTS IN SUBSIDIARIES
                                                              -------------                              -------------------------
              TOTAL OTHER ASSETS NET OF AMORTIZATION                     -                                         -             -
                                                              =============                              =========================

   15   OTHER NON-CURRENT ASSETS
        ----------------------------------------------

      1 EST. VALUE OF ASSETS AND CONTRACTUAL ARRANGEMENTS        3,476,462
                                                              -------------                              --------------------------
            TOTAL OTHER NON-CURRENT ASSETS                       3,476,462                                         -             -
                                                              =============                              ==========================

      1 EYECORP, INC. HAS CONTRACTUAL ARRANGEMENTS WITH APPROXIMATELY 24
        OPTHALMIC AND OPTOMETRIC MEDICAL PRACTICES AND AMBULATORY SURGERY CENTERS. EYECORP, INC. HAS ESTIMATED THE VALUE OF THESE CONTRACTUAL ARRANGEMENTS, DISCOUNTED FOR THE UNCERTAINTIES ASSOCIATED WITH REALIZATION THEREOF, TO BE $3,476,462, EXCLUDING THE VALUE OF POTENTIAL CLAIMS WHICH MAY BE ASSERTED AGAINST THE PRACTICES AND SURGERY CENTERS BY EYECORP, INC.

      2 AMOUNT REPRESENTS NET PROCEEDS TRANSFERRED TO PRG AS THE RESULT OF SALES
        OF EYECORP, INC. PRACTICES LESS OVERHEAD ALLOCATED FROM PRG.

                               PAGE: 2 OF 3 PAGES

------------------------------------------------------                                    DETAIL SCHEDULE
 CASE NAME: EYECORP, INC.                                                                 ACCRUAL BASIS 1

 CASE NUMBER:   00-30748-RCM                                                MONTH:                   JUNE 2000
------------------------------------------------------
                                                                                     **** AMOUNTS ARE UNAUDITED ****
  ITEM                                                          SCHEDULE
   NO                         DESCRIPTION                        AMOUNT       JAN    FEB    MAR  APR     MAY            JUN
----------------------------------------------------------------------------------------------------------------------------------


   22   OTHER POST-PETITION LIABILITIES
        ----------------------------------------------


            ACCRUAL FOR US TRUSTEE FEE                                                                           125           250
                                                              -------------                              --------------------------
                                                                         -                                       125           250
                                                              =============                              ==========================

   27   OTHER PRE-PETITION LIABILITIES
        ----------------------------------------------

            EMPLOYMENT TAX & W/H LIABILITY ESCROW                        -                                         -             -
                                                              -------------                              --------------------------
            TOTAL OTHER PRE PETITION LIABILITIES                         -                                         -             -
                                                              =============                              ==========================

                              PAGE: 3 OF 3 PAGES

================================================================================
                                                      Monthly Operating Report
      ------------------------------------
      CASE NAME: EYECORP, INC.

      CASE NUMBER:   00-30748-RCM                         ACCRUAL BASIS-2
      ------------------------------------


      ------------------------------------
      INCOME STATEMENT                                                      ****** AMOUNTS ARE UNAUDITED ******
      UNAUDITED                                              ----------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------------------------------
                                                                    JAN  FEB  MAR   QUARTER    APR      MAY       JUN      QUARTER
      REVENUES                                                                       TOTAL                                  TOTAL
      -----------------------------------------------------------------------------------------------------------------------------
        1    GROSS REVENUES                                                                               -          -           -
      -----------------------------------------------------------------------------------------------------------------------------
        2    LESS: RETURNS & DISCOUNTS                                                                    -          -           -
      -----------------------------------------------------------------------------------------------------------------------------
        3    NET REVENUE                                                                                  -          -           -
      -----------------------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      -----------------------------------------------------------------------------------------------------------------------------
        4    MATERIAL                                                                                     -          -           -
      -----------------------------------------------------------------------------------------------------------------------------
        5    DIRECT LABOR                                                                                 -          -           -
      -----------------------------------------------------------------------------------------------------------------------------
        6    DIRECT OVERHEAD                                                                              -          -           -
      -----------------------------------------------------------------------------------------------------------------------------
        7    TOTAL COST OF GOODS SOLD                                                                     -          -           -
      =============================================================================================================================
        8    GROSS PROFIT                                                                                 -          -           -
      -----------------------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      -----------------------------------------------------------------------------------------------------------------------------
        9    OFFICER/INSIDER COMPENSATION                                                -                -                      -
      -----------------------------------------------------------------------------------------------------------------------------
       10    SELLING & MARKETING                                                                          -                      -
      -----------------------------------------------------------------------------------------------------------------------------
       11    GENERAL & ADMINISTRATIVE                                                                     -        105         105
      -----------------------------------------------------------------------------------------------------------------------------
       12    RENT & LEASE                                                                                 -                      -
      -----------------------------------------------------------------------------------------------------------------------------
       13    OTHER (ATTACH LIST)                                                                          -          -           -
      -----------------------------------------------------------------------------------------------------------------------------
       14    TOTAL OPERATING EXPENSES                                                                     -        105         105
      =============================================================================================================================
       15    INCOME(LOSS) BEFORE NON-OPERATING INCOME & EXPENSE                                           -       (105)       (105)
      -----------------------------------------------------------------------------------------------------------------------------
      OTHER  INCOME & EXPENSE
      -----------------------------------------------------------------------------------------------------------------------------
       16    NON-OPERATING INCOME                                                                     2,705     14,793      17,497
      -----------------------------------------------------------------------------------------------------------------------------
       17    NON-OPERATING EXPENSE                                                                        -          -           -
      -----------------------------------------------------------------------------------------------------------------------------
       18    INTEREST EXPENSE                                                                             -          -           -
      -----------------------------------------------------------------------------------------------------------------------------
       19    DEPRECIATION/DEPLETION                                                                       -          -           -
      -----------------------------------------------------------------------------------------------------------------------------
       20    AMORTIZATION                                                                                                        -
      -----------------------------------------------------------------------------------------------------------------------------
       21    OTHER (ATTACH LIST)                                                                                     -           -
      -----------------------------------------------------------------------------------------------------------------------------
       22    NET OTHER INCOME & EXPENSES                                                              2,705     14,793      17,497
      -----------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      -----------------------------------------------------------------------------------------------------------------------------
       23    PROFESSIONAL FEES                                                                                                   -
      -----------------------------------------------------------------------------------------------------------------------------
       24    U. S. TRUSTEE FEES                                                                         125        125         250
      -----------------------------------------------------------------------------------------------------------------------------
       25    OTHER (ATTACH LIST)                                                                                                 -
      -----------------------------------------------------------------------------------------------------------------------------
       26    TOTAL REORGANIZATION EXPENSES                                                              125        125         250
      -----------------------------------------------------------------------------------------------------------------------------
       27    INCOME TAX                                                                                                          -
      -----------------------------------------------------------------------------------------------------------------------------
       28    NET PROFIT (LOSS)                                                                        2,580     14,563      17,142
      -----------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================

CASH IN CONSOLIDATED ACCOUNT PRG, INC.

                                             DETAIL SCHEDULES
--------------------------------
 CASE NAME: EYECORP, INC.                     ACCRUAL BASIS 2
--------------------------------
--------------------------------
 CASE NUMBER:   00-30748-RCM              MONTH:        JUNE 2000
--------------------------------

   ITEM                                                                 *** AMOUNTS ARE UNAUDITED ***

    NO                          DESCRIPTION                         JAN    FEB     MAR   APR       MAY           JUN
--------------------------------------------------------------------------------------   ---   ------------  ------------
    11   GENERAL & ADMINISTRATIVE:
         ------------------------------------

                  SALARIES
                  CONSULTING FEES
                  PAYROLL TAXES
                  INSURANCE
                  TRAVEL
                  LODGING
                  CONTRACT LABOR
                  OFFICE SUPPLIES & EXPENSE
                  POSTAGE & DELIVERY
                  TELEPHONE
                  OUTSIDE ADMINISTRATION FEES                                                                         105
                  MAINTENANCE & REPAIR
                  DATA PROCESSING
                                                                                               ------------  ------------

             TOTAL GENERAL & ADMINISTRATIVE                                                               -           105
                                                                                               ============  ============

    13   OTHER OPERATING EXPENSES
         ------------------------------------

             ASC MANAGEMENT FEES                                                                          -             -
                                                                                               ------------  ------------

           TOTAL OTHER OPERATING EXPENSES                                                                 -           105
                                                                                               ============  ============

    16   NON-OPERATING INCOME
         ------------------------------------

             GAIN (LOSS) ON SALE OF ASSETS                                                                -             -
             TAX REFUND                                                                                   -             -
             INTEREST INCOME                                                                          2,705        14,793
             LEGAL EXPENSE REIMBURSEMENT                                                                  -             -
             MISCELLANEOUS                                                                                -             -
                                                                                               ------------  ------------

           TOTAL OTHER INCOME & EXPENSE                                                               2,705        14,793
                                                                                               ============  ============


    21   NON-OPERATING EXPENSES
         ------------------------------------

             PENALTIES & LATE FEES                                                                        -             -
             PROPERTY TAXES                                                                               -             -
                                                                                               ------------  ------------

           TOTAL OTHER NON OPERATING EXPENSES                                                             -             -
                                                                                               ============  ============

         CASH IN CONSOLIDATION ACCOUNT  PRG, INC.

                              PAGE: 1 OF 1 PAGES

================================================================================

                                            Monthly Operating Report


  ----------------------------------
  CASE NAME: EYECORP, INC.

  CASE NUMBER:   00-30748-RCM                   ACCRUAL BASIS-3
  ----------------------------------


                                                                             ****** AMOUNTS ARE UNAUDITED ******
                                                   ----------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------------
     CASH RECEIPTS AND                             JAN   FEB  MAR         APR          MAY          JUN         QUARTER
     DISBURSEMENTS - UN AUDITED                                                                                  TOTAL
  -----------------------------------------------------------------------------------------------------------------------
       1    BEGINNING BALANCE                                           141,789      141,789      142,575        141,789
  -----------------------------------------------------------------------------------------------------------------------
     RECEIPTS FROM OPERATIONS
  -----------------------------------------------------------------------------------------------------------------------
       2    CASH SALES                                                        -            -                           -
  -----------------------------------------------------------------------------------------------------------------------
     COLLECTION OF ACCOUNTS RECEIVABLE
  -----------------------------------------------------------------------------------------------------------------------
       3    PREPETITION                                                       -                                        -
  -----------------------------------------------------------------------------------------------------------------------
       4    POSTPETITION                                                      -                                        -
  -----------------------------------------------------------------------------------------------------------------------
       5    TOTAL OPERATING RECEIPTS                                          -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
     NON-OPERATING RECEIPTS
  -----------------------------------------------------------------------------------------------------------------------
       6    LOANS & ADVANCES (ATTACH LIST)                                    -            -                           -
  -----------------------------------------------------------------------------------------------------------------------
       7    SALE OF ASSETS                                                    -                                        -
  -----------------------------------------------------------------------------------------------------------------------
       8    OTHER (ATTACH LIST)                                               -          786        3,540          4,326
  -----------------------------------------------------------------------------------------------------------------------
       9    TOTAL NON-OPERATING RECEIPTS                                      -          786        3,540          4,326
  =======================================================================================================================
      10    TOTAL RECEIPTS                                                    -          786        3,540          4,326
  =======================================================================================================================
      11    TOTAL CASH AVAILABLE                                        141,789      142,575      146,115        146,115
  -----------------------------------------------------------------------------------------------------------------------
     OPERATING DISBURSEMENTS
  -----------------------------------------------------------------------------------------------------------------------
      12    NET PAYROLL                                                       -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      13    PAYROLL TAXES PAID                                                -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      14    SALES, USE & OTHER TAXES PAID                                     -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      15    SECURED/ RENTAL/ LEASES (NOTE 1)                                  -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      16    UTILITIES                                                         -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      17    INSURANCE                                                         -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      18    INVENTORY PURCHASES                                               -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      19    VEHICLE EXPENSE                                                   -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      20    TRAVEL                                                            -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      21    ENTERTAINMENT - ONSITE MEALS                                      -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      22    REPAIRS & MAINTENANCE                                             -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      23    SUPPLIES                                                          -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      24    ADVERTISING                                                       -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      25    OTHER (ATTACH LIST)                                               -            -          105            105
  -----------------------------------------------------------------------------------------------------------------------
      26    TOTAL OPERATING DISBURSEMENTS                                     -            -          105            105
  -----------------------------------------------------------------------------------------------------------------------
  REORGANIZATION FEES
  -----------------------------------------------------------------------------------------------------------------------
      27    PROFESSIONAL FEES                                                 -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      28    U. S. TRUSTEE FEES                                                -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      29    OTHER (ATTACH LIST)                                               -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      30    TOTAL REORGANIZATION EXPENSES                                     -            -            -              -
  -----------------------------------------------------------------------------------------------------------------------
      31    TOTAL DISBURSEMENTS                                               -            -          105            105
  -----------------------------------------------------------------------------------------------------------------------
      32    NET CASH FLOW                                                     -          786        3,435          4,221
  -----------------------------------------------------------------------------------------------------------------------
      33    CASH - END OF MONTH                                         141,789      142,575      146,010        146,010
  -------------------------------------------------------------------------------------------------------------------------
===========================================================================================================================

      CASH IN CONSOLIDATION ACCOUNT  PRG, INC.

                              PAGE: 1 OF 1 PAGES

                                                      DETAIL SCHEDULES
 ------------------------------
 CASE NAME: EYECORP, INC.                              ACCRUAL BASIS 3

 CASE NUMBER:   00-30748-RCM                      MONTH:        JUNE 2000
 ------------------------------

   ITEM                                                                 *** AMOUNTS ARE UNAUDITED ***

    NO                          DESCRIPTION                         JAN    FEB   MAR   APR          MAY         JUN
------------------------------------------------------------------------------------------       ----------  ---------
           NON OPERATING RECEIPTS
           -----------------------------------------

    7        SALE OF ASSETS:
                                                                                                 ----------  ---------
               SUB-TOTAL SALES OF ASSETS                                                                  -          -
                                                                                                 ==========  =========

    8        OTHER:

               COLLECTION ON RECEIVABLE                                                                          2,666
               INTEREST INCOME                                                                          786        874
               D & O INSURANCE CLAIM REFUND
               TAX REFUNDS
               COBRA PAYMENTS RECEIVED
               REPAYMENT WORKING CAPITAL ADV
               SALE OF FURNITURE & FIXTURES (REMOTE OFCS)
               RETURNED CHECKS
               REIMBURSEMENT OF ADMIN EXPENSES
                                                                                                 ----------  ---------
                                                                                                        786      3,540
                                                                                                 ==========  =========
           TOTAL NON OPERATING RECEIPTS                                                                 786      3,540
                                                                                                 ==========  =========




    25     OTHER OPERATING DISBURSEMENTS
           -----------------------------------------

               INVESTOR RELATIONS
               CONTRACT LABOR - OTHER
               PENALTIES & LATE FEES
               CONSULTING FEES
               OFFICE & STORAGE UNIT RENTAL
               DATA PROCESSING SERVICES
               TRAINING

               OUTSIDE ADMINISTRATION FEES                                                                         105
               TAX LIABILITY - CURRENT PORTION

                                                                                                 ----------  ---------
               TOTAL OTHER OPERATING DISBURSEMENTS                                                        -        105
                                                                                                 ==========  =========

    29     OTHER REORGANIZATION FEES
           -----------------------------------------

               ADVERTISING OF BANKRUPTCY IN WSJ & OTHER PUBS
               INVESTOR RELATIONS
                                                                                                 ----------  ---------
                                                                                                          -          -
                                                                                                 ==========  =========

================================================================================

                                                        Monthly Operating Report
   --------------------------------------
     CASE NAME: EYECORP, INC.

     CASE NUMBER: 00-30748-RCM                              ACCRUAL BASIS-4

   --------------------------------------

               ********** ALL AMOUNTS ARE UNAUDITED **********

   ------------------------------------------------------------------------------------------------------------------------------
                                             SCHEDULE            JAN            FEB           MAR       APR       MAY      JUN
     ACCOUNTS RECEIVABLE AGING                AMOUNT
   ------------------------------------------------------------------------------------------------------------------------------
      1     0-60                                   -
   ------------------------------------------------------------------------------------------------------------------------------
      2    31-60                                   -
   ------------------------------------------------------------------------------------------------------------------------------
      3    61-90                                   -
   ------------------------------------------------------------------------------------------------------------------------------
      4    91 +                                    -
   ==============================================================================================================================
      5    TOTAL ACCOUNTS RECEIVABLE               -                    -              -            -        -        -        -
   ------------------------------------------------------------------------------------------------------------------------------
      6    AMOUNT CONSIDERED UNCORRECTABLE         -                    -              -            -        -        -        -
   ==============================================================================================================================
      7    ACCOUNTS RECEIVABLE (NET)               -                    -              -            -        -        -        -
   ==============================================================================================================================

   ---------------------------------------
     AGING OF POSTPETITION TAXES                      MONTH:                        JUNE 2000
                                                             -------------------------------------------
     AND PAYABLES
   -----------------------------------------------------------------------------------------------------
     TAXES PAYABLE                          0-30 DAYS         31-60 DAYS      61-90 DAYS      TOTAL
   -----------------------------------------------------------------------------------------------------
      1    FEDERAL                                  -                                               -
   -----------------------------------------------------------------------------------------------------
      2    STATE                                    -                                               -
   -----------------------------------------------------------------------------------------------------
      3    LOCAL                                    -                                               -
   -----------------------------------------------------------------------------------------------------
      4    OTHER (ATTACH LIST)                                                                      -
   =====================================================================================================
      5    TOTAL TAXES PAYABLE                                          -              -            -
   =====================================================================================================
                                                                                                    -
   -----------------------------------------------------------------------------------------------------
      6    ACCOUNTS PAYABLE                        -                    -                           -
   =====================================================================================================

   ---------------------------------------
     STATUS OF POSTPETITION TAXES                     MONTH:                        JUNE 2000
                                                             -------------------------------------------
   -----------------------------------------------------------------------------------------------------
     FEDERAL (ADP REPORTS ATTACHED)       BEGINNING TAX    AMOUNT WITHHELD   AMOUNT PAID   ENDING TAX
                                            LIABILITY*                                      LIABILITY
   -----------------------------------------------------------------------------------------------------
      1    WITHHOLDING  **                         -                    -              -            -
   -----------------------------------------------------------------------------------------------------
      2    FICA-EMPLOYEE  **                        -                    -              -            -
   -----------------------------------------------------------------------------------------------------
      3    FICA-EMPLOYER  **                        -                    -              -            -
   -----------------------------------------------------------------------------------------------------
      4    UNEMPLOYMENT                            -                    -              -            -
   -----------------------------------------------------------------------------------------------------
      5    INCOME                                  -                    -              -            -
   -----------------------------------------------------------------------------------------------------
      6    OTHER(ATTACH LIST)                      -                    -              -            -
   =====================================================================================================
      7    TOTAL FEDERAL TAXES                     -                    -              -            -
   =====================================================================================================
     STATE AND LOCAL
   -----------------------------------------------------------------------------------------------------
      8    WITHHOLDING                             -                    -              -            -
   -----------------------------------------------------------------------------------------------------
      9    SALES                                   -                    -              -            -
   -----------------------------------------------------------------------------------------------------
     10    EXCISE                                  -                    -              -            -
   -----------------------------------------------------------------------------------------------------
     11    UNEMPLOYMENT (Note 1)                   -                    -              -            -
   -----------------------------------------------------------------------------------------------------
     12    REAL PROPERTY                           -                    -              -            -
   -----------------------------------------------------------------------------------------------------
     13    PERSONAL PROPERTY                       -                    -              -            -
   -----------------------------------------------------------------------------------------------------
     14    OTHER (ATTACH LIST)                     -                    -              -            -
   =====================================================================================================
     15    TOTAL STATE & LOCAL                     -                    -              -            -
   =====================================================================================================
     16   TOTAL TAXES                              -                    -              -            -
   =====================================================================================================

        * Beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

       ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

================================================================================


         CASH IN CONSOLIDATION ACCOUNT PRG, INC.

                              PAGE: 1 OF 1 PAGES

================================================================================
                                                        Monthly Operating Report
   --------------------------------------
     CASE NAME: EYECORP, INC.

     CASE NUMBER: 00-30748-RCM                               ACCRUAL BASIS-5
   --------------------------------------

     The debtor in possession must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                ********** ALL AMOUNTS ARE UNAUDITED **********


   --------------------------------------

           BANK RECONCILIATIONS                                      MONTH:              JUNE 2000
                                                                            -------------------------------------
--------------------------------------------------------------------------------------------------------------
       A.     BANK                                 SWBOT           SWBOT
   ------------------------------------------------------------------------------------------
       B.     ACCOUNT NUMBER                      337370          9337370                            TOTAL
   ------------------------------------------------------------------------------------------
       C.     PURPOSE (TYPE)                    OPERATING          SWEEP
   ==============================================================================================================


         1    BALANCE PER BANK STATEMENT              31,000         115,115                           146,115
   --------------------------------------------------------------------------------------------------------------
         2    ADD: TOTAL DEPOSITS NOT CREDITED                                                               -
   --------------------------------------------------------------------------------------------------------------
         3    SUBTRACT: OUTSTANDING CHECKS               105               -                               105
   --------------------------------------------------------------------------------------------------------------
         4    OTHER RECONCILING ITEMS                                                                        -
   --------------------------------------------------------------------------------------------------------------
         5    MONTH END BALANCE PER BOOKS             30,895         115,115                           146,010
   --------------------------------------------------------------------------------------------------------------
         6    NUMBER OF LAST CHECK WRITTEN
   ==============================================================================================================

   --------------------------------------

                INVESTMENT ACCOUNTS                                  MONTH:              JUNE 2000
                                                                            -------------------------------------

   --------------------------------------------------------------------------------------------------------------
      BANK ACCOUNT NAME AND NUMBER               DATE OR          TYPE OF          PURCHASE        CURRENT
                                                PURCHASE        INVESTMENT          PRICE           VALUE
   --------------------------------------------------------------------------------------------------------------
         7
   --------------------------------------------------------------------------------------------------------------
         8
   --------------------------------------------------------------------------------------------------------------
         9
   --------------------------------------------------------------------------------------------------------------
        10
   ==============================================================================================================
        11    TOTAL INVESTMENTS                                                       -                      -
   ==============================================================================================================

   --------------------------------------

                   CASH
   --------------------------------------------------------------------------------------------------------------
        12    CURRENCY ON HAND                                                                               -
   --------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------
        13    TOTAL CASH - END OF MONTH                                                                146,010
   --------------------------------------------------------------------------------------------------------------

================================================================================







            CASH IN CONSOLIDATION ACCOUNT  PRG, INC.

                               PAGE: 1 OF 1 PAGES

================================================================================
                                                        Monthly Operating Report
   --------------------------------------
     CASE NAME: EYECORP, INC.

     CASE NUMBER: 00-30748-RCM                               ACCRUAL BASIS-6
   --------------------------------------


                                                      MONTH:      JUNE 2000
                                                             -------------------

                ********** ALL AMOUNTS ARE UNAUDITED **********

  --------------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
  --------------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO FOR INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.


  ----------------------------------------------------------------------------------------
                                          INSIDERS
  ----------------------------------------------------------------------------------------
                                          TYPE OF              AMOUNT       TOTAL PAID
                      NAME                PAYMENT               PAID          TO DATE
  ----------------------------------------------------------------------------------------
     1
  ----------------------------------------------------------------------------------------
     2
  ----------------------------------------------------------------------------------------
     3
  ----------------------------------------------------------------------------------------
              SUBTOTAL                                              -                -
  ----------------------------------------------------------------------------------------
     4
  ----------------------------------------------------------------------------------------
     5
  ----------------------------------------------------------------------------------------
     6
  ----------------------------------------------------------------------------------------
     6        TOTAL PAYMENTS TO INSIDERS                            -                -
  ----------------------------------------------------------------------------------------

              Note: Insiders Salary is reported on line 9, MOR-2. Expense reimbursements for insiders is included in line 11, MOR-2

  -----------------------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
  -----------------------------------------------------------------------------------------------------------------------------
                                       DATE OF COURT                                                              TOTAL
                      NAME                 ORDER               AMOUNT       AMOUNT PAID       TOTAL PAID TO      INCURRED &
                                        AUTHORIZING           APPROVED                             DATE         UNPAID * (1)
                                          PAYMENT
  -----------------------------------------------------------------------------------------------------------------------------
      1                                                                                                   -
  -----------------------------------------------------------------------------------------------------------------------------
      2                                                                              -                    -
  -----------------------------------------------------------------------------------------------------------------------------
      3                                                                              -                    -                -
  -----------------------------------------------------------------------------------------------------------------------------
      4                                                                                                                    -
  -----------------------------------------------------------------------------------------------------------------------------
      5        TOTAL PAYMENTS TO
                 PROFESSIONALS                                      -                -                    -                -
  -----------------------------------------------------------------------------------------------------------------------------

        *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED.

  ------------------------------------------------------------------------------
     POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
  ------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------
                                         SCHEDULED
                                          MONTHLY          AMOUNTS PAID     TOTAL UNPAID
           NAME OF CREDITOR            PAYMENTS DUE        DURING MONTH     POSTPETITION
  ----------------------------------------------------------------------------------------
      1                                                                              -
  ----------------------------------------------------------------------------------------
      2
  ----------------------------------------------------------------------------------------
      3
  ----------------------------------------------------------------------------------------
      4
  ----------------------------------------------------------------------------------------
      5
  ----------------------------------------------------------------------------------------
      6       TOTAL
  ----------------------------------------------------------------------------------------

================================================================================

         CASH IN CONSOLIDATION ACCOUNT PRG, INC.

                              PAGE: 1 OF 1 PAGES

================================================================================


   --------------------------------------              MONTHLY OPERATING REPORT
     CASE NAME: EYECORP, INC.
                                                            ACCRUAL BASIS-7
     CASE NUMBER: 00-30748-RCM
   --------------------------------------

   --------------------------------------

               QUESTIONNAIRE                          MONTH:              JUNE 2000
                                                             ----------------------------------

   ----------------------------------------------------------------------------------
                                                              YES         NO
   ----------------------------------------------------------------------------------
      1   Have any assets been sold or transferred outside
          the normal course of business in this reporting
          period?                                                          X
   ----------------------------------------------------------------------------------
      2   Have any funds been disbursed from any account
          other than a debtor in possession account?                       X
   ----------------------------------------------------------------------------------
      3   Are any postpetition receivables (accounts,
          notes or loans) due from related parties?                        X
   ----------------------------------------------------------------------------------
      4   Have any payments been made on prepetition
          liabilities this reporting period?                               X
   ----------------------------------------------------------------------------------
      5   Have any postpetition loans been received by the
          debtor from any party?                                           X
   ----------------------------------------------------------------------------------
      6   Are any postpetition payroll taxes past due?                     X
   ----------------------------------------------------------------------------------
      7   Are any postpetition state or federal income
          taxes past due?                                                  X
   ----------------------------------------------------------------------------------
      8   Are any postpetition real estate taxes past due?                 X
   ----------------------------------------------------------------------------------
      9   Are any other postpetition taxes past due?                       X
   ----------------------------------------------------------------------------------
     10   Are any amounts owed to postpetition creditors
          delinquent?                                                      X
   ----------------------------------------------------------------------------------
     11   Have any prepetition taxes been paid during the
          reporting period?                                                X
   ----------------------------------------------------------------------------------
     12   Are any wage payments past due.                                  X
   ----------------------------------------------------------------------------------

    If the answer to any of the above questions is "yes," provide a detailed explanation of each item. Attach additional sheets if necessary.


   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

   ----------------------------------------------
                        INSURANCE
   ----------------------------------------------------------------------------------
                                                              YES         NO
   ----------------------------------------------------------------------------------
      1   Are workers compensation, general liability and     N/A
          other necessary insurance coverages in effect?

   ----------------------------------------------------------------------------------

      2   Are all premium payments paid current.              N/A

   ----------------------------------------------------------------------------------

      3   Please itemized policies below.

   ----------------------------------------------------------------------------------

    If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during the reporting period, provide and explanation below. Attach additional sheets if necessary.

    EYECORP, INC., AS A WHOLLY-OWNED SUBSIDIARY OF PRG, INC., IS COVERED
   -----------------------------------------------------------------------------
    UNDER PRG'S POLICIES.
   -----------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------
                                             INSTALLMENT PAYMENTS
   ---------------------------------------------------------------------------------------------------------
                                                                        PERIOD              PAYMENT
                     TYPE OF POLICY                      CARRIER                  --------------------------
                                                                       COVERED       AMOUNT     FREQUENCY
   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

================================================================================







         CASH IN CONSOLIDATION ACCOUNT  PRG, INC.

                              PAGE: 1 OF 1 PAGES